UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2008

JOURNAL REGISTER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12955	22-3498615
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

790 Township Line Road, Yardley, Pennsylvania		19067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 504-4200

Not Applicable (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

The registrant is furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of a PowerPoint presentation to be given at meetings with institutional investors throughout the remainder of the fiscal quarter.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

The registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Report is available on the registrant’s website located at www.JournalRegister.com although the registrant reserves the right to discontinue that availability at any time.

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
99.1	Journal Register Company presentation dated February 2008.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOURNAL REGISTER COMPANY
(Registrant)

Date: February 21, 2008		/s/ Edward J. Yocum
	By:	Edward J. Yocum
	Title:	Senior Vice President, General Counsel
and Corporate Secretary

Exhibit Index

Exhibit Description

99.1         Journal Register Company presentation dated February 2008.